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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  -------------

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  July 26, 2004
                                                 -------------------


                               LAND O'LAKES, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        MINNESOTA                       333-84486                41-0365145
----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)





       4001 LEXINGTON AVENUE NORTH
         ARDEN HILLS, MINNESOTA                                    55126
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   (Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code  (651) 481-2222
                                                   --------------------


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ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

(c)        Exhibits.

           99.1  Land O'Lakes, Inc. press release dated July 26, 2004.


ITEM 12.  DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

           On July 26, 2004, Land O'Lakes, Inc., a Minnesota cooperative corporation (the "Company"), issued a press release announcing quarterly results for the quarter ending June 30, 2004. A copy of the Company's press release is attached hereto as Exhibit 99.1.

           The press release includes the Company's calculations regarding EBITDA (earnings before interest, taxes, depreciation and amortization, as calculated pursuant to the Company's senior credit facilities) for the quarter ending June 30, 2004. The press release also contains a reconciliation of EBITDA to net income/(loss) before income taxes, a measure which the Company believes is the most directly comparable financial measure calculated in accordance with GAAP. The Company believes that a presentation of EBITDA provides useful information to its stakeholders since this information is needed to measure certain financial covenants under the Company's senior credit facilities and an indebtedness incurrence test under its bond indentures.











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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                   LAND O'LAKES, INC.

                                                   /s/ Daniel Knutson
Date:  July 26, 2004                               ________________________
                                                   Daniel Knutson
                                                   Senior Vice President
                                                   and Chief Financial Officer






















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                                  EXHIBIT INDEX

99.1    Land O'Lakes, Inc. press release dated July 26, 2004.